                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:   August 15, 1997
                                         ---------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                         54-1719855
--------------------------------                    -----------                    --------------------
(State or other jurisdiction of                     (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                     23060
--------------------------------------------------                                   ---------
(Address of principal executive offices)                                             (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS.

                    The July 1997 monthly Certificateholders Statements to investors were distributed August 15, 1997.

ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
                    Exhibit 28:

                    1.  July Performance Summary
                    2.  Series 1993-1 Class A and Class B Certificateholder's Statements for
                        the month of July 1997.
                    3.  Series 1993-4 Class A and Class B Certificateholder's Statements for
                        the month of July 1997.
                    4.  Series 1994-2 Class A and Class B Certificateholder's Statements for
                        the month of July 1997.
                    5.  Series 1994-3 Class A and Class B Certificateholder's Statements for
                        the month of July 1997.
                    6.  Series 1994-4 Class A and Class B Certificateholder's Statements for
                        the month of July 1997.
                    7.  Series 1994-A Certificateholders' Statement for the month of
                        July 1997.
                    8.  Series 1995-1 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                    9.  Series 1995-2 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   10.  Series 1995-3 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   11.  Series 1995-4 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   12.  Series 1996-1 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   13.  Series 1996-2 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   14.  Series 1996-3 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.
                   15.  Series 1997-1 Class A and Class B Certificateholder's Statements
                        for the month of July 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CAPITAL ONE MASTER TRUST

                                                     By:    CAPITAL ONE BANK
                                                            Servicer


                                                     By:    /s/ David M. Willey
                                                            --------------------
                                                            David M. Willey
                                                            Vice President
Date: August 15, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                              -------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K






                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                       SEQUENTIALLY
  EXHIBIT                                                                                NUMBERED
  NUMBER              EXHIBITS                                                             PAGE
  ------              --------                                                        ------------


     1                July Performance Summary                                                07

     2                Series 1993-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          09

     3                Series 1993-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          11

     4                Series 1994-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          13

     5                Series 1994-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          15

     6                Series 1994-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          17

     7                Series 1994-A Certificateholder's Statement for
                      the month of July 1997                                                  19

     8                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          20

     9                Series 1995-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          22

     10               Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          24

     11               Series 1995-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          26

     12               Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          28

     13               Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          30


     14               Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          32


     15               Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 1997                          34


CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  JULY 1997

Beginning of the Month Principal Receivables :                                                               10,381,170,157.47
                                                                                                           -------------------
Beginning of the Month Finance Charge Receivables :                                                             352,126,299.18
                                                                                                           -------------------
Beginning of the Month Discounted Receivables :                                                                           0.00
                                                                                                           -------------------
Beginning of the Month Total Receivables :                                                                   10,733,296,456.65
                                                                                                           -------------------

Removed Principal Receivables :                                                                                           0.00
                                                                                                           -------------------
Removed Finance Charge Receivables :                                                                                      0.00
                                                                                                           -------------------
Removed Total Receivables :                                                                                               0.00
                                                                                                           -------------------

Additional Principal Receivables :                                                                              673,404,060.61
                                                                                                           -------------------
Additional Finance Charge Receivables :                                                                           3,865,354.26
                                                                                                           -------------------
Additional Total Receivables :                                                                                  677,269,414.87
                                                                                                           -------------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                           -------------------

End of the Month Principal Receivables :                                                                     10,057,262,504.40
                                                                                                           -------------------
End of the Month Finance Charge Receivables :                                                                   355,758,105.77
                                                                                                           -------------------
End of the Month Discounted Receivables :                                                                                 0.00
                                                                                                           -------------------
End of the Month Total Receivables :                                                                         10,413,020,610.17
                                                                                                           -------------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                           -------------------
Adjusted Invested Amount of all Master Trust Series                                                           8,633,291,172.00
                                                                                                           -------------------

End of the Month Seller Percentage                                                                                  14.158637%
                                                                                                           -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  JULY 1997                                                              ACCOUNTS                 RECEIVABLES
                                                                                         --------                 -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                                 125,579              220,495,549.66
                                                                                    --------------         -------------------
   60 - 89 Days Delinquent                                                                  72,853              134,274,334.85
                                                                                    --------------         -------------------
   90 + Days Delinquent                                                                    170,258              321,398,299.46
                                                                                    --------------         -------------------

   Total 30 + Days Delinquent                                                              368,690              676,168,183.97
                                                                                    --------------         -------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            6.49%
                                                                                                           -------------------

Defaulted Accounts During the Month                                                         43,870               70,813,835.19
                                                                                    --------------         -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                     8.19%
                                                                                                           -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  JULY 1997                                                  COLLECTIONS                         PERCENTAGES
                                                                             -----------                         -----------
Total Collections and Gross Payment Rate                                   1,110,165,851.57                               10.34%
                                                                        -------------------                  -------------------

Collections of Principal Receivables and Principal Payment Rate              932,068,059.54                                8.98%
                                                                        -------------------                  -------------------

   Prior Month Billed Finance Charge and Fees                                153,730,350.96
                                                                        -------------------
   Amortized AMF Income                                                       10,453,708.23
                                                                        -------------------
   Interchange Collected                                                       7,405,956.25
                                                                        -------------------
   Recoveries of Charged Off Accounts                                          5,525,989.54
                                                                        -------------------
   Collections of Discounted Receivables                                               0.00
                                                                        -------------------

Collections of Finance Charge Receivables and Annualized Yield               177,116,004.98                               20.47%
                                                                        -------------------                  -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  JULY 1997

Beginning Unamortized AMF Balance                                                                                  63,875,873.58
                                                                                                             -------------------
 + AMF Slug for Added Accounts                                                   291,253.89
                                                                        -------------------
 + AMF Collections                                                            11,435,495.28
                                                                        -------------------
 - Amortized AMF Income                                                       10,453,708.23
                                                                        -------------------
Ending Unamortized AMF Balance                                                                                     65,148,914.52
                                                                                                             -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : JULY 1997

Gross Principal Payment Rate                                                          8.98%
                                                                        -------------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                             -------------------
   Total Discounted Receivables Collections as of Beginning of Month          50,184,973.92
                                                                        -------------------
   Collections of Discounted Receivables Current Month                                 0.00
                                                                        -------------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                             -------------------








                                     CAPITAL ONE BANK
                                     as Servicer



                                     By :      /s/ John Schmohl
                                               ------------------------------
                                     Name :    John Schmohl
                                     Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               4.3333333333
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.3333333333
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's
                                                                                                                   ---------------

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              4.5000000000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5000000000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------


                              CAPITAL ONE BANK
                              as Servicer


                              By :                /s/ John Schmohl
                                                  ------------------------------
                              Name :              John Schmohl
                              Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               5.1061219376
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.1061219376
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              4.8333332967
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.8333332967
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------


                              CAPITAL ONE BANK
                              as Servicer


                              By :                /s/ John Schmohl
                                                  ------------------------------
                              Name :              John Schmohl
                              Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              5.7916666667
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.7916666667
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                            11,962,023.00
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                  11,962,023.00
                                                                                                                   ---------------

                              CAPITAL ONE BANK
                              as Servicer


                              By :                /s/ John Schmohl
                                                  ------------------------------
                              Name :              John Schmohl
                              Title :             Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               5.0630663776
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.0630663776
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              6.1250001228
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 6.1250001228
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               54,303,682
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     54,303,682
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                           1,011.3333333200
                                                                                                                  ----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                              1,011.3333333200
                                                                                                                  ----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                  ----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                  ----------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                  ----------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                  ----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                  ----------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                  ----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              0.0000000000
                                                                                                                  ----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                  ----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                  ----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               59,880,240
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on the current Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     17,964,072
                                                                                                                   ---------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                       5.5855185611
                                                                                                                   ---------------


2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                        0.0000000000
                                                                                                                   ---------------


3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                          5.5855185611
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount                                                                              5.0544552778
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 5.0544552778
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount.                                                                             5.1491775309
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.1491775309
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              99,000,000
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                    99,000,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount                                                                              4.9855664000
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.9855664000
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   ---------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
                                                                                                                     49.8556640000
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      49.8556640000
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                       0.0000000000
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997                           498.5566400000
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                     498.5566400000
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                       0.0000000000
                                                                                                                   ---------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount.                                                                             5.0802886154
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.0802886154
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   ---------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's
                                                                                                                              0.00
                                                                                                                   ---------------
 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               26,250,000
                                                                                                                   ---------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     26,250,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount                                                                              5.0200108333
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 5.0200108333
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount.                                                                             5.1147330403
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.1147330403
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               73,500,000
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     73,500,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
    per $1,000 Original Principal Amount.                                                                             5.0630663590
                                                                                                                   ---------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.0630663590
                                                                                                                   ---------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   ---------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                         0.0000000000
                                                                                                                   ---------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   ---------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
    Investment)                                                                                                       0.0000000000
                                                                                                                   ---------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               52,500,000
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     52,500,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               5.8540434990
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.8540434990
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $10,000 Original Principal Amount                                                                             58.5404349900
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                       58.5404349900
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $100,000 Original Principal Amount                                                                           585.4043498995
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                      585.4043498995
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.0000000000
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                                   ---------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              5.1233441966
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.1233441966
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.0000000000
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                                   ---------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               59,150,000
                                                                                                                   ---------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     59,150,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               4.9769552833
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.9769552833
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $10,000 Original Principal Amount                                                                             49.7695528333
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                       49.7695528333
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                                0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $100,000 Original Principal Amount                                                                           497.6955283333
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                      497.6955283333
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              5.1750107879
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.1750107879
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                                   ---------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               67,500,000
                                                                                                                   ---------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     67,500,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               4.9941775000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.9941775000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              5.2008441818
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.2008441818
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                                   ---------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                   ---------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               45,000,000
                                                                                                                   ---------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     45,000,000
                                                                                                                   ---------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1997-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 1997, and with respect to the performance of the Trust during the month July, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                   ---------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $10,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 1997
   per $100,000 Original Principal Amount                                                                             0.0000000000
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                   ---------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1) The amount of Class A Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ---------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000

   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.0000000000
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                                   ---------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on August 15, 1997
   per $1,000 Original Principal Amount.                                                                              5.1491774429
                                                                                                                   ---------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.1491774429
                                                                                                                   ---------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                   ---------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                        0.0000000000
                                                                                                                   ---------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                   ---------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.0000000000
                                                                                                                   ---------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1997-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                   ---------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                                   ---------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              54,744,750
                                                                                                                   ---------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                    54,744,750
                                                                                                                   ---------------

                                                                  Page 35 of 35